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                                                                    EXHIBIT 23.1



                        INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-10857 of The Allstate Corporation on Form S-3 of our reports dated March 1, 1996, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Allstate Corporation for the year ended December 31, 1995.




Deloitte & Touche LLP

Chicago, Illinois

September 30, 1996